EXHIBIT 99.1

Robert C. Moest, Of Counsel, SBN 62166
THE BROWN LAW FIRM, P.C.
2530 Wilshire Boulevard, Second Floor
Santa Monica, California 90403
Telephone: (310) 915-6628
Facsimile: (310) 915-9897
Email: rmoest@aol.com

Timothy W. Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, New York 11771
Telephone: (516) 922-5427
Facsimile: (516) 344-6204
Email: tbrown@thebrownlawfirm.net

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA
 COUNTY OF LOS ANGELES

HERMAN BOSCHKEN, DERIVATIVELY AND ON BEHALF OF CADIZ, INC.,

Plaintiff,

vs.

KEITH BRACKPOOL, SCOTT S. SLATER, TIMOTHY J. SHAHEEN, GEOFFREY GRANT, WINSTON H. HICKOX, MURRAY H. HUTCHISON, RAYMOND J. PACINI, and STEPHEN E. COURTER,

Defendants,

                     And

CADIZ, INC.,

                     Nominal Defendant.

CASE No.: BC 609038 NOTICE OF DERIVATIVE SETTLEMENT Judge: Hon. Malcolm Mackey Dept.: 55

NOTICE TO CURRENT CADIZ STOCKHOLDERS

TO:	ALL OWNERS OF CADIZ, INC. ("CADIZ" OR THE "COMPANY") COMMON STOCK (TICKER SYMBOL: CDZI) AS OF DECEMBER 5, 2016, WHO CONTINUE TO OWN SUCH SHARES ("CURRENT CADIZ STOCKHOLDERS").

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  YOUR RIGHTS MAY BE AFFECTED.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.  YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THE ABOVE-CAPTIONED ACTION (THE "ACTION").
IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF CADIZ WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS.  THIS ACTION IS NOT A "CLASS ACTION."  THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.
THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.
PLEASE TAKE NOTICE that the Action is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated December 5, 2016 (the "Stipulation").1

I.	SUMMARY OF THE ACTION BY SETTLING SHAREHOLDER

On February 4, 2016, Plaintiff filed the complaint in the Action.  The Action alleges breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment claims on behalf of Cadiz against the Individual Defendants.  The Action alleges that the Individual Defendants breached their fiduciary duties by, among other things, (i) knowingly or recklessly making and/or causing Cadiz to make false and misleading statements of material fact pertaining to the Company's Cadiz Valley Water Conservation Recovery and Storage Project (the "Project"); (ii) failing to disclose material information pertaining to communications between Cadiz and the Individual Defendants and the U.S. Department of Interior's Bureau of Land Management regarding the Project; and (iii) investing the Company's funds in the Project despite the risks that the Project would not succeed.
_____________________________
1 This notice should be read in conjunction with the Stipulation, which has been filed with the Court and posted at the investor relations portion of Cadiz's website, http://cadizinc.com/investor-relations/.  All capitalized terms not otherwise defined herein have the same meaning as set forth in the Stipulation.

Plaintiff alleged that these acts were the result of the Individual Defendants' breaches of their fiduciary duties to Cadiz and caused harm to the Company.  Each Individual Defendant has denied and continues to deny each and all of the claims and contentions alleged in the Action.  As discussed herein and more fully in the Stipulation, this proposed Settlement resolves the Action's claims related to these events.

II.	SUMMARY OF SETTLEMENT AND SETTLEMENT NEGOTIATIONS

Counsel for the Settling Parties engaged in extensive efforts to resolve the Action, as detailed in the Stipulation.
Specifically, on May 2, 2016, the Settling Parties began a dialogue regarding the possible resolution of the Action.  On May 9, 2016, Plaintiff's Counsel sent a demand for corporate governance reforms to Defendants' Counsel to be adopted by Cadiz in connection with a settlement of the Action.  Plaintiff demanded the right to conduct limited confirmatory document discovery, and Defendants agreed.  Plaintiff's Counsel intends to review the confirmatory discovery prior to seeking the Court's final approval of the Settlement at the Settlement Hearing.  After the substantive relief in the form of corporate governance reforms was negotiated, the Settling Parties negotiated the attorneys' fees and expenses to be paid to Plaintiff's Counsel.
Following the filing of the Action, Cadiz has implemented the following tone-at-the-top leadership changes that will materially benefit Cadiz and Cadiz's shareholders: (1) amendments made on or around June 10, 2016 to the Company's Certificate of Incorporation, as amended, and to the Company's Bylaws that, by an affirmative vote of a majority of the Company's stockholders, any director may be removed from office, with or without cause, and (2) the appointment of Richard Nevins, who meets the definition of an "Independent Director" under the marketplace rules of the Nasdaq Stock Market, Inc., to the Company's Board of Directors on July 1, 2016.   Cadiz acknowledges that Plaintiff's efforts and the pendency of the Action together were a substantial factor in causing Cadiz to implement these changes to the Company's structure, policies, and procedures.

In addition to corporate governance reforms previously implemented by Cadiz, the Company will adopt, within ninety (90) days of the date the Settlement has become Final, the corporate governance procedures set forth below.  These changes shall be maintained for a period of no less than ten (10) years from the date of implementation.  Cadiz acknowledges that Plaintiff's efforts and the pendency and settlement of the Action together were the sole factor causing Cadiz to implement these changes to the Company's structure, policies, and procedures.

A.     Independent Chairman of the Board

Cadiz shall continue to have two different individuals serve separately as Chairperson of the Company's Board of Directors and Chief Executive Officer ("CEO").  Cadiz also shall appoint or designate a director who meets the definition of an "Independent Director" under the marketplace rules of the Nasdaq Stock Market, Inc. to serve as "Lead Director."

B.     Risk Committee

Cadiz shall adopt a resolution formally designating its Audit Committee to act concomitantly as a Risk Committee.  In addition to and separately from the Audit Committee's duties, the Risk Committees' duties shall include the following:

1.     The Risk Committee shall meet at least two times annually, in executive sessions at which management directors are not present;
2.     The Risk Committee shall be responsible for ensuring that the Company makes decisions that will more likely than not allow it to construct a pipeline to deliver water from its property to the Southern California water transportation system without violating any governing laws or regulations;
3.     The Risk Committee shall be responsible for monitoring Cadiz's compliance with all risk assessment and reporting conducted by Cadiz employees. The Risk Committee shall be responsible for identifying material risks relating to Cadiz's compliance;

4.     The Risk Committee shall prepare a written report to the Board whenever the Risk Committee identifies a material risk relating to Cadiz's compliance. This report shall include specific recommendations regarding proposals for mitigating these material risks so identified, as well as relevant considerations relating to Cadiz's disclosures of these risks;
5.     The Risk Committee shall be responsible for monitoring compliance with Cadiz's Code of Ethics and Corporate Governance Guidelines. In the event that a violation of the Code of Ethics or Corporate Governance Guidelines is sufficiently material to trigger a disclosure obligation, the Risk Committee will report the violation to the full Board;
6.     The Risk Committee shall report to the Compensation Committee on an annual basis regarding the CEO's and Chief Financial Officer's contribution to Cadiz's culture of ethics and compliance and their effectiveness and dedication to ensuring Cadiz's compliance with applicable laws, rules, and regulations; and
7.     The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, the retention of which shall be at Cadiz's expense.

C.     Mandatory Attendance of Directors at Annual Shareholder Meetings

Absent extraordinary circumstances, a majority of the members of the Board shall attend each annual shareholder meeting in person, and during the annual shareholder meeting shareholders shall have the right to ask questions, both orally and in writing, and, where appropriate, receive answers and discussion from the CEO and members of the Board. Such discussion shall take place regardless of whether those questions have been submitted in advance.

D.     Meetings in Executive Session

The Independent Directors on the Board shall meet in executive session at each regularly scheduled meeting of the Board, with a minimum requirement to meet at least four (4) times annually outside the presence of any director who serves as an officer of Cadiz.

E.     Director Education

Cadiz shall continue to require that each member of the Audit Committee of the Board receives training quarterly from the Company's independent auditors. Such training shall include coverage of compliance with Generally Accepted Accounting Principles, the Sarbanes Oxley Act, corporate governance, assessment of risk, compliance auditing, and reporting requirements for publicly-traded corporations.

F.     Committee Chairs

No individual member of the Board shall be the chairman of more than one committee.

III.	REASONS FOR THE SETTLEMENT

Plaintiff and Cadiz believe that this Settlement is in the best interests of Cadiz and Current Cadiz Shareholders.

A.     Why did Plaintiff Settle?

Plaintiff's Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Actions.  Plaintiff's Counsel have analyzed the evidence discovered during their investigation, and have researched the applicable law with respect to the potential claims of Plaintiff, Cadiz, and Current Cadiz Shareholders against the Individual Defendants, as well as the potential defenses thereto.
Based upon the investigation and analysis described above, Plaintiff and Plaintiff's counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable, and adequate to Plaintiff, Cadiz, and Current Cadiz Shareholders, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (i) the substantial benefits that Cadiz and Current Cadiz Shareholders have received or will receive from the Settlement; (ii) the attendant risks of continued litigation of the Action; and (iii) the desirability of permitting the Settlement to be consummated.

In particular, Plaintiff and Plaintiff's Counsel considered the significant litigation risk inherent in the Action.  The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim.  While Plaintiff believes his claims are meritorious, Plaintiff acknowledges that there is a substantial risk that the Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses.  Plaintiff and Plaintiff's Counsel believe that, under the circumstances, they have obtained the best possible relief for Cadiz and for Current Cadiz Shareholders.

B.      Why did Defendants Agree to Settle?

Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Action, and Defendants contend that many of the allegations in the Action are materially inaccurate.  Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Cadiz and Cadiz's shareholders.  Defendants assert that they have meritorious defenses to the claims in the Action, and that judgment should be entered dismissing all claims against them with prejudice. Nonetheless, Defendants have entered into the Stipulation to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever.
IF YOU ARE A CURRENT CADIZ SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ACTION.
As detailed in the Stipulation at ¶1.17, the Settlement, once approved by the Court, provides for the release of certain claims as defined in the Stipulation as follows:

"Released Claims" means any and all claims for relief (including Unknown Claims, as defined in ¶1.23 [of the Stipulation]), rights, demands, causes of action, liabilities, debts, obligations, matters, issues, and suits of any kind whatsoever, whether known or unknown, contingent or absolute, matured or unmatured, discoverable or undiscoverable, whether or not concealed or hidden, that have been, or could or might have been, or in the future might be asserted by Plaintiff, Cadiz, and/or any Cadiz shareholder derivatively on behalf of Cadiz against any Released Persons (as defined in ¶1.18 [of the Stipulation]) that are based upon or related to (i) the Action, (ii) the facts, transactions, events, occurrences, acts, disclosures, statements, omissions, or failures to act that were alleged or could or might have been alleged in the Action; and/or (iii) the settlement of the Action, including the payments provided for in this Stipulation, and the reasonable attorneys' fees, costs, and expenses incurred in defense thereof.  Notwithstanding the foregoing, Released

Claims shall not include claims to enforce the terms of this Stipulation or the Settlement.  In addition, nothing set forth herein shall constitute a release by any Defendant of any insurer, reinsurer, or any other entity contracted or otherwise obligated to provided insurance or indemnification to any of the Released Persons of any claim arising out of the rights, remedies, duties, or obligations provided for in any insurance policy or agreement, but the Effective Date shall not be contingent upon the resolution of such a claim.  Nothing set forth herein shall constitute a release by or among the Company and the Individual Defendants or Released Persons of the rights and obligations related to indemnification or advancement of defense costs arising from the Company's or any of its subsidiaries', divisions', or related or affiliated entities' certificate of incorporation or bylaws, Delaware law, or any indemnification agreement or similar agreement.

Each Cadiz shareholder is hereby placed on notice that the Settlement, if approved, is intended to foreclose their ability to seek legal or equitable relief from Cadiz or the Individual Defendants (and certain defined persons affiliated with them) relating to the issues alleged or the facts and circumstances set forth in the Action.  If shareholders have questions concerning the scope of the release, or its impact, they are encouraged to seek independent legal advice.

IV.	YOUR RIGHT TO ATTEND THE SETTLEMENT HEARING

On March 27, 2017, at 8:30 a.m., a hearing (the "Settlement Hearing") will be held before the Superior Court of the State of California, Los Angeles County, the Honorable Malcolm Mackey, Department 55, located at 111 North Hill Street, Los Angeles, California 90012 to determine, among other things:  (1) whether the terms of the Settlement, including an award of attorneys' fees and expenses in a total amount not to exceed $230,000.00 (the "Fee and Expense Amount") to Plaintiff's Counsel in the Action, upon the terms and conditions set forth in the Stipulation, should be approved as fair, reasonable, and adequate; (2) whether the Action should be dismissed and with prejudice; and (3) whether an award of $5,000.00 (the "Incentive Amounts"), payable from the Fee and Expense Amount or any portion thereof awarded, should be awarded to the Plaintiff in recognition for his service in the Action.
Any Current Cadiz Shareholder may, but is not required to, appear in person at the Settlement Hearing.  CURRENT CADIZ SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.  If you want to be heard at the Settlement Hearing, then you must comply with the procedures for objecting, which are set forth below.

The Court has the right to change the Settlement Hearing date or time without further notice.  Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.

V.	YOUR RIGHT TO OBJECT TO THE SETTLEMENT

You have the right to object to any aspect of the proposed Settlement.  You must object in writing, and you may request to be heard at the Settlement Hearing.  IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES.

A.     You Must Make Detailed Objections in Writing

Any objections must be submitted in writing and must contain the following information:
1.     your name, legal address, and telephone number;
2.     proof of current ownership of Cadiz common stock, including the number of shares of Cadiz common stock and the date of purchase, as well as documentary evidence of when such stock ownership was acquired;
3.     a detailed statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;
4.     the grounds for each objection or the reasons for your desiring to appear and to be heard;
5.     written notice of whether you intend to appear at the Settlement Hearing; and
6.     copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court will not consider any objection that does not substantially comply with the above requirements.

B.     You Must Timely Deliver Written Objections to the Court, Plaintiff's Counsel, and Defendants' Counsel

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN March 17, 2017.  The Clerk's address is:

Clerk of the Court
SUPERIOR COURT OF CALIFORNIA
111 North Hill Street
Los Angeles, California 90012

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFF'S COUNSEL AND DEFENDANTS' COUNSEL SO THEY ARE RECEIVED NO LATER THAN March 17, 2017.  Counsel's addresses are:

Attorneys for Plaintiff:

Robert C. Moest, Of Counsel
The Brown Law Firm, P.C.
2530 Wilshire Boulevard, Second Floor
Santa Monica, California 90403
Telephone: (310) 915-6628
Facsimile: (310) 915-9897

Timothy W. Brown
The Brown Law Firm, P.C.
240 Townsend Square
Oyster Bay, New York 11771
Telephone: (516) 922-5427
Facsimile: (516) 344-6204

Attorneys for Cadiz, Inc. and the Individual Defendants:

Nathan M. Bull
Joshua P. Arnold
Cadwalader Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Telephone: (212) 504-6000
Facsimile: (212) 504-6666

The Court will not consider any objection that is not timely filed with the Court or not timely delivered to Plaintiffs' Counsel and Defendants' counsel. Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal), and will be forever barred from raising such objection or request to be heard in this or any other related action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases given.

Inquiries regarding the Settlement may be made to Counsel for the Plaintiffs: Timothy W. Brown, The Brown Law Firm, P.C., 240 Townsend Square, Oyster Bay, NY 11771, Telephone: (516) 922-5427, Facsimile: (516) 344-6204.

PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

IT IS ORDERED.
DATED:____________________________________	_________________________________________________________________
THE HONORABLE MALCOLM MACKEY SUPERIOR COURT JUDGE